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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 23, 2009


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



        Maryland                       0-28032                   52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland    21222
               -------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

      On January 23, 2009, Patapsco Bancorp, Inc. (the "Company") announced its unaudited financial results for the three and six months ended December 31, 2008. For more information, reference is made to the Company's press release dated January 23, 2009, a copy of which is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 8.01    OTHER EVENTS
             ------------

      On January 23, 2009, the Board of Directors of Patapsco Bancorp, Inc. declared a cash dividend of $0.02 per share to stockholders of record as of the close of business on February 6, 2009, with a payment date on or about February 27, 2009. This represents a 74% decrease in the dividend compared to previous quarters. The Board of Directors determined that in these challenging times, the prudent decision was to reduce the dividend in order to preserve capital while still distributing a portion of the Company's core earnings to stockholders.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             (d)   Exhibits

                   Number        Description
                   ------        -----------

                   99.1          Press Release dated January 23, 2009


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             PATAPSCO BANCORP, INC.



Date: January 26, 2009                 By: /s/ William C. Wiedel, Jr.
                                           -------------------------------------
                                           William C. Wiedel, Jr.
                                           Senior Vice President and
                                             Chief Financial Officer